Exhibit 99.1

CompoSecure to Become a Publicly Traded Company through Merger with Roman DBDR Tech Acquisition Corp.

•   Leading provider of payment technology and security solutions

•   Emerging cryptocurrency and digital asset storage and security solutions represent significant growth opportunity

•   $261 million of net revenue and $116 million of Adjusted EBITDA in 2020 with a strong growth profile

•   Transaction values CompoSecure at a pro forma enterprise value of approximately $1.2 billion

•   Transaction includes a $175 million fully committed exchangeable notes and common stock PIPE financing from private investors and led by funds and accounts managed by BlackRock and Highbridge Capital Management

•   Joint investor conference call and presentation on April 19, 2021 at 9:00 am ET

Somerset, NJ and Las Vegas, NV, April 19, 2021 – CompoSecure Holdings, L.L.C. (“CompoSecure”), a leading provider of premium financial payment cards and emergent provider of cryptocurrency storage and security solutions, and Roman DBDR Tech Acquisition Corp. (NASDAQ: DBDR) (“Roman DBDR”), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement. Upon closing of the transaction, the combined company (the "Company") will operate as CompoSecure, Inc. and plans to trade on the Nasdaq stock market. The transaction reflects a pro forma enterprise value for the Company of approximately $1.2 billion.

CompoSecure is a pioneer and category leader in premium payment cards and an emergent provider of cryptocurrency and digital asset storage and security solutions. Using proprietary manufacturing methods that meet high standards of quality and security, and leading-edge engineering capabilities and technologies, CompoSecure provides some of the world’s largest banks and financial institutions, such as J.P. Morgan Chase and American Express, with innovative products that elevate their customers’ experience. CompoSecure’s innovative cryptocurrency cold-storage and security solution, ArculusTM, leverages the Company’s 20-plus years of payment card technology and security expertise to advance cryptocurrency and other digital asset adoption. ArculusTM enables users to store and manage their digital assets using a highly secure payment card form factor and intuitive mobile wallet, incorporating a unique three-factor authentication system.

Jon Wilk, President and CEO of CompoSecure, stated, “We are excited to partner with Roman DBDR on our path to becoming a publicly traded company and we appreciate the ongoing support of our lead investor, LLR Partners, and our founders. CompoSecure’s mission has always been to help our clients offer their customers highly differentiated payment products and solutions which enable them to cultivate new customer acquisition, spending and retention. We have a bold vision for where we can take this business over the next five years, as we deliver superior solutions to the payments, cryptocurrency and broader digital asset marketplace, starting with the upcoming launch of our ArculusTM solution in the third quarter of 2021. As a public company, we will have access to new sources of capital for both organic and inorganic growth opportunities, and will continue investing in innovation to support our clients and our growth plan. It is a tremendous achievement to reach this milestone in our company’s history, and I look forward to working with our great team to continue to grow this business.”

Dr. Donald Basile, Co-CEO and Chairman of Roman DBDR, stated, “After reviewing numerous business combination opportunities, CompoSecure stood out as a leading platform company that is highly profitable and has technology ready to enable customers to take advantage of the blockchain and digital asset revolution. We found a broad ecosystem of hardware, software, payments and services capabilities, and look forward to building and scaling that ecosystem to an over billion dollar net revenue stream by 2025. Combining CompoSecure’s proven business, focus on innovation, superior manufacturing expertise and experienced management team with Roman DBDR’s track record of creating and scaling large market opportunities, we believe this company has significant long-term growth potential.”

Dixon Doll, Jr., Co-CEO of Roman DBDR, stated, “CompoSecure is a world-class platform for next generation payment technology, security, and cryptocurrency solutions. Its distinct value proposition has resulted in widespread adoption by major banks, financial institutions and emerging FinTechs to support their acquisition of payment card customers. We believe this is a platform company that can launch successfully into the digital asset and blockchain markets with a proven product.”

Mitchell Hollin, Partner at LLR Partners and Chairman of the Board of CompoSecure, stated, “Since our equity investment in 2015, CompoSecure has always demonstrated a clear vision for long-term growth and value creation and this transaction provides it with the opportunity to continue to expand its best-in-class products and solutions and accelerate its growth initiatives. We look forward to seeing CompoSecure’s continued success and growth as a public company.”

CompoSecure Investment Highlights

•	Established high-growth FinTech business addressing large market opportunities across payment cards, cryptocurrency and digital assets.

•	Trusted, highly embedded relationships with blue chip clients, including leading financial institutions (such as J.P. Morgan Chase and American Express), as well as FinTechs (such as N26 and Crypto.com), with a group revenue-weighted average client tenure of 12 years.

•	Products and technology solutions platform uniquely positioned to capitalize on fragmented cryptocurrency and broader digital asset markets.

•	Compelling financial profile with high growth, attractive margins and high cash flow generation – generated $261 million of Net Revenue and $116 million of Adjusted EBITDA in 2020 (44% Adjusted EBITDA Margin).

•	Proven and experienced management team, who will continue leading the combined company.

Transaction Summary

Under the terms of the proposed transaction, CompoSecure and Roman DBDR will merge with a pro forma combined enterprise value of approximately $1.2 billion. The cash components of the transaction consideration to CompoSecure’s equity holders will be funded by Roman DBDR’s cash in trust of approximately $236 million (assuming no redemptions) as well as a $175 million private placement financing of 7.00% exchangeable unsecured notes and common equity from institutional investors, led by funds and accounts managed by BlackRock and Highbridge Capital Management, which will close concurrently with the merger. The $130 million of exchangeable unsecured notes have a five year maturity and have a conversion price of $11.50, representing a 15% premium to the purchase price of the common shares. The balance of the consideration to CompoSecure’s equity holders will consist of equity in the pro forma Company. CompoSecure’s current equity holders will own approximately 60% of the pro forma company immediately after closing, assuming no redemptions.

The transaction is expected to close in the third quarter of 2021 and remains subject to approval by Roman DBDR stockholders, the expiration of the HSR Act waiting period, and other customary closing conditions. The Boards of Directors of both CompoSecure and Roman DBDR have unanimously approved the contemplated transaction.

Advisors

Financial Technology Partners and FTP Securities ("FT Partners") served as strategic and financial advisor to CompoSecure. J.P. Morgan Securities LLC and The Klein Group, LLC are acting as financial advisors to Roman DBDR. Goodwin Procter LLP is acting as legal counsel to Roman DBDR. Morgan, Lewis & Bockius LLP is acting as legal counsel to CompoSecure. ICR LLC is acting as investor relations advisor.

J.P. Morgan Securities LLC, Barclays and B. Riley Securities served as placement agents with respect to the private placement. B. Riley Securities is acting as capital markets advisor to Roman DBDR. Simpson Thacher served as counsel to the placement agents.

Conference Call and Presentation Information

Management of CompoSecure and Roman DBDR will host an investor call on April 19, 2021, at 9:00am ET to discuss the proposed transaction. The conference call will be accompanied by a detailed investor presentation.

For those who wish to participate, the domestic toll-free access number is 1-877-407-9716 (Conference ID: 13718957), or for international callers, 1-201-493-6779 (Conference ID: 13718957). A telephone replay will be available shortly after the call and can be accessed by dialing 1-844-512-2921 (Replay Pin Number: 13718957), or for international callers, 1-412-317-6671 (Replay Pin Number: 13718957).

A webcast of the call, along with this press release and the investor presentation are available in the “investor relations” section of Roman DBDR’s website at https://www.romandbdr.com/.

In addition, Roman DBDR will file the investor presentation with the SEC as an exhibit to a Current Report on Form 8-K prior to the call, which will be available on the SEC’s website at www.sec.gov.

About CompoSecure

Founded in 2000, CompoSecure is a pioneer and category leader in premium payment cards and an emergent provider of cryptocurrency and digital asset storage and security solutions. The company focuses on serving the affluent customers of payment card issuers worldwide using proprietary production methods that meet the highest standards of quality and security. The company offers secure, innovative, and durable proprietary products that implement leading-edge engineering capabilities and security. CompoSecure’s mission is to increase clients’ brand equity in the marketplace by offering products and solutions which differentiate the brands they represent, thus elevating cardholder experience. For more information, please visit www.composecure.com. ArculusTM was created with the mission to promote cryptocurrency adoption by making it safe, simple and secure for the average person to buy, sell and store cryptocurrency. With a strong background in security hardware and financial payments, the ArculusTM solution was developed to allow people to use a familiar payment card form factor to manage their cryptocurrency. For more information, please visit http://www.arculus.co

About Roman DBDR Tech Acquisition Corp.

Roman DBDR is a special purpose acquisition company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. While the Company may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, it intends to focus its search on companies in the technology, media and telecom (“TMT”) industries. The Company is led by its Co-Chief Executive Officers, Dr. Donald G. Basile and Dixon Doll, Jr. The Company’s experienced board of directors includes former NVCA Chairman and longtime venture capitalist Dixon Doll, Global Net Lease (NYSE: GNL) CEO James L. Nelson, former fund manager Paul Misir, investment banker and investor Arun Abraham, and entrepreneur Alan Clingman. For more information, please visit https://www.romandbdr.com/. Roman DBDR raised $236 million in its initial public offering (inclusive of underwriter’s exercise of over-allotment option) in November 2020 and is listed on Nasdaq under the symbol “DBDR”.

Forward-Looking Statements

Certain statements included in this Press Release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to statements regarding Roman DBDR’s or CompoSecure’s expectations, hopes, beliefs, intentions or strategies regarding the future, including, without limitation, statements regarding: (i) the ability of Roman DBDR and CompoSecure to complete the transaction described in the Press Release, (ii) the size, demand and growth potential of the markets for CompoSecure’s products and CompoSecure’s ability to serve those markets, (iii) the degree of market acceptance and adoption of CompoSecure’s products, (iv) CompoSecure’s ability to develop innovative products and compete with other companies engaged in the financial services and technology industry and the timing of the ArculusTM launch and (v) CompoSecure’s ability to attract and retain clients. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Press Release, and on the current expectations of CompoSecure’s and Roman DBDR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, a prediction or a definitive statement of fact or probability. Neither Roman DBDR nor CompoSecure gives any assurance that either Roman DBDR or CompoSecure will achieve its expectations. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CompoSecure and Roman DBDR. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Roman DBDR’s and CompoSecure’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, among others: the inability to complete the transaction; the inability to recognize the anticipated benefits of the proposed transaction, including due to the failure to receive required security holder approvals, or the failure of other closing conditions; and costs related to the proposed transaction. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement on Schedule 14A (the “Proxy Statement”) relating to the proposed transaction, which is expected to be filed by Roman DBDR with the U.S. Securities and Exchange Commission (the “SEC”) and other documents filed by Roman DBDR from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Roman DBDR or CompoSecure presently know or that Roman DBDR or CompoSecure currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Roman DBDR’s and CompoSecure’s expectations, plans or forecasts of future events and views as of the date of this Press Release. Roman DBDR and CompoSecure anticipate that subsequent events and developments will cause Roman DBDR’s and CompoSecure’s assessments to change. However, while Roman DBDR and CompoSecure may elect to update these forward-looking statements at some point in the future, Roman DBDR and CompoSecure specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Roman DBDR’s and CompoSecure’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Certain market data information in this Press Release is based on the estimates of CompoSecure and Roman DBDR management.

Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Roman DBDR and CompoSecure believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of CompoSecure. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

Additional Information and Where to Find It

This communication relates to a proposed transaction between Roman DBDR and CompoSecure. This communication does not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Roman DBDR intends to file relevant materials with the SEC, including the Proxy Statement. This communication is not a substitute for the Proxy Statement or for any other document that Roman DBDR may file with the SEC or send to Roman DBDR’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF ROMAN DBDR ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROMAN DBDR, COMPOSECURE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by Roman DBDR through the website maintained by the SEC at http://www.sec.gov. The documents filed by Roman DBDR with the SEC also may be obtained free of charge at Roman DBDR’s website at https://www.romandbdr.com/ or upon written request to 2877 Paradise Rd., # 702, Las Vegas, Nevada 89109.

Participants in the Solicitation

Roman DBDR and CompoSecure and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such directors and executive officers, including a description of their interests, by security holdings or otherwise, in the proposed transaction will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents, when available, can be obtained free of charge as described in the preceding paragraph.

Contacts

CompoSecure Media Contact

Brian Ruby

ICR for CompoSecure

(203) 682-8268

CompoSecure-PR@icrinc.com

CompoSecure Investor Contact

William Maina

ICR for CompoSecure

(646) 277-1236

CompoSecure-IR@icrinc.com